                                POWER OF ATTORNEY

                                 April 17, 2019

     Know all by these presents, that the undersigned hereby constitutes and appoints Blake C. Williams and Robert M. Roosa of Brigham Minerals, Inc. (the
"Company") or any of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

     1.     execute for and on behalf of the undersigned with respect to the
Company, Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;

     2.     do and perform any and all acts for and on behalf of the
undersigned which may be necessary or desirable to complete and execute any such
Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the U.S. Securities and Exchange Commission (the
"SEC") and any stock exchange; and

     3.     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's reasonable discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming,nor is the Company assuming any of the undersigned's responsibilities to comply with Sections 13 and 16 of the
Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

                            [signature page follows]

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date first written above.

                                       /s/ W. Howard Keenan, Jr.
                                       -----------------------------------------
                                       Name: W. Howard Keenan, Jr.